Exhibit 10.22A

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (the “Amendment”) is entered into as of July 31, 2015 (the “Effective Date”), between IMPINJ, INC., a Delaware corporation (“Tenant”) and 400 FAIRVIEW LLC, a Delaware limited liability company (“Landlord”). If the blank for the Effective Date is not completed, the Effective Date shall be the date on which Landlord’s signature is notarized.

RECITALS

A. Landlord and Tenant are parties to that certain Office Lease dated as of December 10, 2014 (the “Lease”). Capitalized terms not defined herein shall have the meaning given in the Lease.

B. Tenant has utilized the entire Allowance and has elected to draw on the Additional Advance and the parties have agreed to omit the Storage Premises from the Lease, on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the parties hereto agree as follows:

1. Storage Premises. The Storage Premises shall be excluded from the Premises and Tenant shall have no rights or obligations with respect to the Storage Premises. All references in the Lease to the Storage Premises (including page A-2 of Exhibit A are hereby deleted and shall be of no further force or effect.

2. Square Footage. The Initial Premises shall consist of Floors 11 and 12 of the Building which are estimated to contain 51,375 square feet of Rentable Area. Landlord reserves all rights under the Lease to remeasure or confirm the Premises Rentable Area, the Building Rentable Area and Tenant’s Share as set forth in Sections 1.1 and 3.3.1 of the Lease. Until such remeasurement or confirmation occurs, all amounts due under the Lease based on square footage of the Initial Premises (including but not limited to the Allowance, the Additional Advance, and brokers fees) and the Tenant’s Share shall be calculated using the square footage set forth in this paragraph.

3. Additional Advance. The total amount of the Additional Advance pursuant to Section 3(h) of Exhibit C shall be Seven Hundred Seventy Thousand Six Hundred Twenty-five and 00/100 Dollars ($770,625.00). The Additional Advance shall be repaid in the form of additional Rent, with interest at the rate of 10% per annum pursuant to the amortization schedule attached as Exhibit A the “Additional TI Rent”). The Additional TI Rent shall be payable beginning on the Commencement Date monthly in advance together with the payment of Base Rent and shall be included in the definition of “Rent” for all purposes under the Lease. Tenant retains the right to prepay the Additional Advance at any time, as provided in Section 3(h) of Exhibit C of Lease. The amount of such prepayment shall be the amount set forth in the amortization schedule attached as Exhibit A.

4. Conflict. If there is any conflict between the terms, conditions and provisions of this Amendment and of the Lease, the terms, conditions and provisions of this Amendment shall prevail.

5. Authority. Each party represents and warrants that the person signing this Amendment on behalf of such party is authorized to execute and deliver this Amendment and that this Amendment will thereby become binding upon such party.

6. Miscellaneous. Except as expressly modified by this Amendment, all terms, covenants and provisions of the Lease shall remain unmodified and in full force and effect and are hereby expressly ratified and confirmed. This Amendment reflects the entire agreement of the parties with respect to amending the terms of the Lease and this Amendment supersedes all prior discussions and understandings regarding the amendment of the Lease. With respect to the subject matter hereof, neither party will be bound by any understanding, agreement, promise, representation or stipulation, express or implied, not specified herein.

7. Broker’s Commission; Costs. Landlord shall not be required to pay any commission or fees to Tenant’s broker in connection with this Amendment and Tenant shall indemnify, defend and hold Landlord harmless from and against any and all liabilities for any commissions or other compensation or charges claimed by any broker or agent based on dealings with Tenant in connection with this Amendment. Landlord and Tenant shall each bear their own costs and expenses with respect to the negotiation, preparation and execution of this Amendment.

8. Representation. Tenant acknowledges that it has been represented, or has had sufficient opportunity to obtain representation of counsel with respect to this Amendment. Tenant represents to Landlord that Tenant has read and understood the terms hereof and the consequences of executing this Amendment and that, except as expressly set forth herein, no representations have been made to Tenant to induce the execution of this Amendment. Tenant further waives any right it may have to require the provisions of this Amendment to be construed against the party who drafted it.

9. Counterparts. This Amendment may be executed in counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same document.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

LANDLORD	400 FAIRVIEW LLC

	By	/s/ Lisa Picard
	Name:	Lisa Picard
	Title:	Manager

TENANT	IMPINJ, INC.

	By	/s/ Evan Fein
	Name:	Evan Fein
	Title:	CFO

Landlord Notary

STATE OF WASHINGTON, COUNTY OF KING,	) ) ss. )

On this 31st day of July, 2015, before me, a Notary Public in and for the State of Washington, personally appeared Lisa Picard, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that she was authorized to execute the instrument, and acknowledged it as the Manager of 400 FAIRVIEW LLC to be the free and voluntary act and deed of said limited liability company for the uses and purposes mentioned in the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

/s/ Marlene Bailey
NOTARY PUBLIC in and for the State of Washington, residing at Seattle WA
My appointment expires 4/18/2016
Print Name Marlene Bailey

Tenant Notary

STATE OF WASHINGTON, COUNTY OF KING,	) ) ss. )

On this 31st day of July, 2015, before me, a Notary Public in and for the State of Washington, personally appeared Evan Fein, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that she was authorized to execute the instrument, and acknowledged it as the CFO [title] of IMPINJ, INC., to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

/s/ Stacy Jones
Notary Public in and for the State of Washington, residing at Seattle
My appointment expires 3/17/18
Print Name Stacy Jones

EXHIBIT A

AMORTIZATION SCHEDULE

$15.00	$/SF	10.00%	Interest
51,375	RSF	10	Term (years)

770,625	TI Loan $	120	Term (month)

770,625	Principal

Term (Months)	Estimated Dates	Principal Balance	Monthly Interest Rate	Monthly Interest	Monthly Payment	Principal Balance After Payment	Annual	Year
1	Jan-16	770,625	0.83%	6,422	(10,184)	766,863
2	Feb-16	766,863	0.83%	6,391	(10,184)	763,070
3	Mar-16	763,070	0.83%	6,359	(10,184)	759,245
4	Apr-16	759,245	0.83%	6,327	(10,184)	755,388
5	May-16	755,388	0.83%	6,295	(10,184)	751,499
6	Jun-16	751,499	0.83%	6,262	(10,184)	747,578
7	Jul-16	747,578	0.83%	6,230	(10,184)	743,623
8	Aug-16	743,623	0.83%	6,197	(10,184)	739,636
9	Sep-16	739,636	0.83%	6,164	(10,184)	735,616
10	Oct-16	735,616	0.83%	6,130	(10,184)	731,563
11	Nov-16	731,563	0.83%	6,096	(10,184)	727,475
12	Dec-16	727,475	0.83%	6,062	(10,184)	723,353	(122,206.39)	1
13	Jan-17	723,353	0.83%	6,028	(10,184)	719,198
14	Feb-17	719,198	0.83%	5,993	(10,184)	715,007
15	Mar-17	715,007	0.83%	5,958	(10,184)	710,781
16	Apr-17	710,781	0.83%	5,923	(10,184)	706,521
17	May-17	706,521	0.83%	5,888	(10,184)	702,225
18	Jun-17	702,225	0.83%	5,852	(10,184)	697,893
19	Jul-17	697,893	0.83%	5,816	(10,184)	693,525
20	Aug-17	693,525	0.83%	5,779	(10,184)	689,120
21	Sep-17	689,120	0.83%	5,743	(10,184)	684,679
22	Oct-17	684,679	0.83%	5,706	(10,184)	680,201
23	Nov-17	680,201	0.83%	5,668	(10,184)	675,685
24	Dec-17	675,685	0.83%	5,631	(10,184)	671,132	(122,206.39)	2
25	Jan-18	671,132	0.83%	5,593	(10,184)	666,541
26	Feb-18	666,541	0.83%	5,555	(10,184)	661,911
27	Mar-18	661,911	0.83%	5,516	(10,184)	657,244
28	Apr-18	657,244	0.83%	5,477	(10,184)	652,537
29	May-18	652,537	0.83%	5,438	(10,184)	647,791
30	Jun-18	647,791	0.83%	5,398	(10,184)	643,005
31	Jul-18	643,005	0.83%	5,358	(10,184)	638,180
32	Aug-18	638,180	0.83%	5,318	(10,184)	633,314
33	Sep-18	633,314	0.83%	5,278	(10,184)	628,408
34	Oct-18	628,408	0.83%	5,237	(10,184)	623,460

Term (Months)	Estimated Dates	Principal Balance	Monthly Interest Rate	Monthly Interest	Monthly Payment	Principal Balance After Payment	Annual	Year
35	Nov-18	623,460	0.83%	5,196	(10,184)	618,472
36	Dec-18	618,472	0.83%	5,154	(10,184)	613,442	(122,206.39)	3
37	Jan-19	613,442	0.83%	5,112	(10,184)	608,370
38	Feb-19	608,370	0.83%	5,070	(10,184)	603,256
39	Mar-19	603,256	0.83%	5,027	(10,184)	598,099
40	Apr-19	598,099	0.83%	4,984	(10,184)	592,900
41	May-19	592,900	0.83%	4,941	(10,184)	587,657
42	Jun-19	587,657	0.83%	4,897	(10,184)	582,370
43	Jul-19	582,370	0.83%	4,853	(10,184)	577,039
44	Aug-19	577,039	0.83%	4,809	(10,184)	571,664
45	Sep-19	571,664	0.83%	4,764	(10,184)	566,244
46	Oct-19	566,244	0.83%	4,719	(10,184)	560,779
47	Nov-19	560,779	0.83%	4,673	(10,184)	555,268
48	Dec-19	555,268	0.83%	4,627	(10,184)	549,712	(122,206.39)	4
49	Jan-20	549,712	0.83%	4,581	(10,184)	544,109
50	Feb-20	544,109	0.83%	4,534	(10,184)	538,459
51	Mar-20	538,459	0.83%	4,487	(10,184)	532,762
52	Apr-20	532,762	0.83%	4,440	(10,184)	527,018
53	May-20	527,018	0.83%	4,392	(10,184)	521,226
54	Jul-20	521,226	0.83%	4,344	(10,184)	515,386
55	Aug-20	515,386	0.83%	4,295	(10,184)	509,497
56	Aug-20	509,497	0.83%	4,246	(10,184)	503,559
57	Oct-20	503,559	0.83%	4,196	(10,184)	497,571
58	Oct-20	497,571	0.83%	4,146	(10,184)	491,534
59	Nov-20	491,534	0.83%	4,096	(10,184)	485,446
60	Dec-20	485,446	0.83%	4,045	(10,184)	479,307	(122,206.39)	5
61	Jan-21	479,307	0.83%	3,994	(10,184)	473,118
62	Feb-21	473,118	0.83%	3,943	(10,184)	466,877
63	Mar-21	466,877	0.83%	3,891	(10,184)	460,583
64	Apr-21	460,583	0.83%	3,838	(10,184)	454,238
65	May-21	454,238	0.83%	3,785	(10,184)	447,839
66	Jun-21	447,839	0.83%	3,732	(10,184)	441,387
67	Jul-21	441,387	0.83%	3,678	(10,184)	434,882
68	Aug-21	434,882	0.83%	3,624	(10,184)	428,322
69	Sep-21	428,322	0.83%	3,569	(10,184)	421,707
70	Oct-21	421,707	0.83%	3,514	(10,184)	415,038
71	Nov-21	415,038	0.83%	3,459	(10,184)	408,312
72	Dec-21	408,312	0.83%	3,403	(10,184)	401,531	(122,206.39)	6
73	Jan-22	401,531	0.83%	3,346	(10,184)	394,693
74	Feb-22	394,693	0.83%	3,289	(10,184)	387,799
75	Mar-22	387,799	0.83%	3,232	(10,184)	380,846
76	Apr-22	380,846	0.83%	3,174	(10,184)	373,836
77	May-22	373,836	0.83%	3,115	(10,184)	366,768
78	Jun-22	366,768	0.83%	3,056	(10,184)	359,640
79	Jul-22	359,640	0.83%	2,997	(10,184)	352,453

Term (Months)	Estimated Dates	Principal Balance	Monthly Interest Rate	Monthly Interest	Monthly Payment	Principal Balance After Payment	Annual	Year
80	Aug-22	352,453	0.83%	2,937	(10,184)	345,207
81	Sep-22	345,207	0.83%	2,877	(10,184)	337,899
82	Oct-22	337,899	0.83%	2,816	(10,184)	330,531
83	Nov-22	330,531	0.83%	2,754	(10,184)	323,102
84	Dec-22	323,102	0.83%	2,693	(10,184)	315,611	(122,206.39)	7
85	Jan-23	315,611	0.83%	2,630	(10,184)	308,057
86	Feb-23	308,057	0.83%	2,567	(10,184)	300,440
87	Mar-23	300,440	0.83%	2,504	(10,184)	292,760
88	Apr-23	292,760	0.83%	2,440	(10,184)	285,016
89	May-23	285,016	0.83%	2,375	(10,184)	277,207
90	Jun-23	277,207	0.83%	2,310	(10,184)	269,333
91	Jul-23	269,333	0.83%	2,244	(10,184)	261,394
92	Aug-23	261,394	0.83%	2,178	(10,184)	253,388
93	Sep-23	253,388	0.83%	2,112	(10,184)	245,316
94	Oct-23	245,316	0.83%	2,044	(10,184)	237,176
95	Nov-23	237,176	0.83%	1,976	(10,184)	228,969
96	Dec-23	228,969	0.83%	1,908	(10,184)	220,693	(122,206.39)	8
97	Jan-24	220,693	0.83%	1,839	(10,184)	212,348
98	Feb-24	212,348	0.83%	1,770	(10,184)	203,934
99	Mar-24	203,934	0.83%	1,699	(10,184)	195,450
100	Apr-24	195,450	0.83%	1,629	(10,184)	186,894
101	May-24	186,894	0.83%	1,557	(10,184)	178,268
102	Jun-24	178,268	0.83%	1,486	(10,184)	169,570
103	Jul-24	169,570	0.83%	1,413	(10,184)	160,799
104	Aug-24	160,799	0.83%	1,340	(10,184)	151,955
105	Sep-24	151,955	0.83%	1,266	(10,184)	143,038
106	Oct-24	143,038	0.83%	1,192	(10,184)	134,046
107	Nov-24	134,046	0.83%	1,117	(10,184)	124,979
108	Dec-24	124,979	0.83%	1,041	(10,184)	115,836	(122,206.39)	9
109	Jan-25	115,836	0.83%	965	(10,184)	106,618
110	Feb-25	106,618	0.83%	888	(10,184)	97,323
111	Mar-25	97,323	0.83%	811	(10,184)	87,950
112	Apr-25	87,950	0.83%	733	(10,184)	78,499
113	May-25	78,499	0.83%	654	(10,184)	68,969
114	Jun-25	68,969	0.83%	575	(10,184)	59,360
115	Jul-25	59,360	0.83%	495	(10,184)	49,671
116	Aug-25	49,671	0.83%	414	(10,184)	39,901
117	Sep-25	39,901	0.83%	333	(10,184)	30,049
118	Oct-25	30,049	0.83%	250	(10,184)	20,116
119	Nov-25	20,116	0.83%	168	(10,184)	10,100
120	Dec-25	10,100	0.83%	84	(10,184)	0	(122,206.39)	10